Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Amit Singh, certify that:

1. I have reviewed this amendment no. 2 to the Company’s Annual Report on Form 10-K/A of SolarWindow Technologies Inc. for the year ended August 31, 2024; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: March 27, 2025	By:	/s/ Amit Singh
Amit Singh Chief Executive Officer (Principal Executive Officer)